FORM 8-K/A
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

        ---------------------------------------------------------------

                       AMENDMENT TO APPLICATION OR REPORT
                  Filed pursuant to Section 12, 13 or 15(d) of
                      THE SECURITIES EXCHANGE ACT OF 1934

                       UNITED DOMINION REALTY TRUST, INC.
             (Exact name of registrant as specified in its charter)

                                AMENDMENT NO. 2

         The undesigned registrant hereby amends its Current Report on Form 8-K dated December 28, 1995, which was filed with the Securities and Exchange Commission on January 11, 1996, to revise the following: (i) update the format of the Consolidated Pro Forma Condensed Statement of Operations for the Twelve Months Ended December 31, 1994 and for the Nine Months Ended September 30, 1995 to move the expense line items of interest, general and administrative, and other depreciation and amortization directly under the caption "Expenses", (ii) the Consolidated Pro Forma Condensed Statement of Operations for the twelve months ended December 31, 1994 was revised for a corrected pro forma adjustment of depreciation of real estate owned figure, and
(iii) updated the Notes to the Consolidated Pro Forma Condensed Financial Statements to include more detailed information regarding the interest expense, interest income and depreciation expense pro forma adjustments as set forth on the pages attached hereto.

ITEM 7.   Financial Statements, pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Real Estate Properties Acquired
         (b)      Pro Forma Financial Information
         (c)      Exhibits
                  (23)     Consent of experts


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          UNITED DOMINION REALTY TRUST, INC.
                                                    (Registrant)



                                          /s/ Jerry A. Davis
                                          -----------------------------------
                                          Jerry A. Davis
                                          Vice-President & Corporate Controller


Date:             December 28, 1995

                       UNITED DOMINION REALTY TRUST, INC.
       NOTES TO CONSOLIDATED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995 AND
                        THE YEAR ENDED DECEMBER 31, 1994
                                  (UNAUDITED)


BASIS OF PRESENTATION

The accompanying consolidated pro forma statements of operations assume the (i) the acquisition of four apartment communities previously reported on Form 8-K dated December 28, 1995, (ii) the acquisition of nine apartment communities previously reported on Form 8-K dated June 30, 1995, and (iii) the acquisition of apartment communities previously reported on Forms 8-K dated April 15, 1994, May 17, 1994, May 26, 1994, September 1, 1994 and October 14, 1994, at the beginning of each period presented. For 1995 and 1994, the pro forma statements of operations include the April 24, 1995, sale of 4.2 million shares of 91/4% Cumulative Redeemable Preferred Stock with a $25 liquidation preference value ("preferred stock"). Net proceeds from the sale of the preferred stock were used to fund the Acquisitions Previously Reported on Form 8-K dated June 30, 1995 and to temporarily repay in full, then existing bank debt until such time additional acquisitions were completed. Of the 4.2 million shares sold, 2.7 million shares were assumed to be used to acquire the Acquisitions Previously Reported on Form 8-K dated June 30, 1995 and 878,589 shares were assumed to have been used to acquire Hunters Ridge Apartments and Mallards of Wedgewood Apartments (two of the properties included in the acquisitions previously reported on Form 8-K dated December 28, 1995). Therefore, such consolidated pro forma statements of operations assume the issuance of 3.6 million shares of preferred stock from the period January 1, 1995 to April 24, 1995 for the nine months ended September 30, 1995 and the sale of 3.6 million shares of preferred stock for the full year ended December 31, 1994. For 1994, the consolidated pro forma statement of operation includes the June 22, 1994 sale of 8,479,400 shares of common stock in a public offering at $14.25 per share, as if the sale had occurred on January 1, 1994. Net proceeds from the sale were used to acquire 21 apartment properties included in a 25 property portfolio as reported to the Securities and Exchange Commission on Form 8-K Dated May 26, 1994.

(1) Represents the Trust's Historical Statements of Operations contained in its Quarterly Report on Form 10-Q for the nine months ended September 30, 1995 and its Annual Report on Form 10-K for the year ended December 31, 1994.

(2) Amounts appearing under the column entitled "Acquisitions Previously Reported on Forms 8-K dated April 15, 1994, May 17, 1994, May 26, 1994, September 1, 1994 and October 14, 1994" give effect to significant acquisitions that have been previously reported to the Securities and Exchange Commission by the Trust on Forms 8-K dated April 15, 1994, May 17, 1994, May 26, 1994, September 1, 1994 and October 14, 1994. A
         reconciliation of net income to previously filed Forms 8-K and/or 8-K/A is as follows:

                                Filing to Update               Net Income
         8-K Filed                     8-K                    (In thousands)

         April 15, 1994         8-K/A  June 7, 1994                $   845
         May 17, 1994           8-K/A  July 26, 1994                   546
         May 26, 1994           8-K    August 31, 1994 *             6,619
         September 1, 1994      8-K/A  November 11, 1994             2,242
         October 14, 1994       8-K/A  December 29, 1994             3,423
                                                                  ---------
                                                                   $13,675

                  * The Form 8-K dated August 31, 1994 updated the Form 8-K dated May 26, 1994 for the six month period ended June 30, 1994.

(3) Amounts appearing under the column entitled "Acquisitions Previously Reported on Form 8-K dated June 30, 1995" give effect to significant acquisitions that have been previously reported to the Securities and Exchange Commission by the Trust on Form 8-K dated June 30, 1995.

(4) Represents actual rental income and related operating expenses of the "Acquisitions Previously Reported on Form 8-K dated December 28, 1995", as reported elsewhere herein.

(5) Represents operations of the Acquisitions Previously Reported on Form 8-K Dated June 30, 1995 for the 33 day period from April 1, 1995 to May 3, 1995, which represents the period not owned by the Trust during the second quarter of 1995 (based on the operating statements of the properties for the stub period January 1, 1995 to March 31, 1995). The Form 8-K dated June 30, 1995 contains pro forma financial statements for the three month period ended March 31, 1995.

(6) To record the net decrease in property management fees for the acquisitions previously reported to the Securities and Exchange Commission on Forms 8-K dated April 15, 1994, May 17, 1994, May 26, 1994, September 1, 1994 and October 14, 1994. The Trust internally manages its apartment portfolio at a cost of approximately 3.5% of rental income. The Trust uses 98% of the amount reported as rental income in calculating the property management fee, as 2% of the amount reported as rental income is assumed to be other income which is not subject to management fee.

(7) To record the net decrease in insurance expense to reflect that the Trust insures its apartments for approximately $107.22 per unit less than the historical insurance expense of the 5,170 apartment units contained in the Portfolio Acquisition (acquired on July 1, 1994) previously reported to the Securities and Exchange Commission on Form 8-K dated May 26, 1994.

(8) To record depreciation expense on the acquisitions previously reported to the Securities and Exchange Commission on Forms 8-K dated April 15, 1994, May 17, 1994, May 26, 1994, September 1, 1994 and October 14,
         1994. Depreciation is based upon the allocation of the purchase price of the properties. Depreciation is computed on a straight line basis over the estimated useful lives of the related assets which range from 15 to 35 years. The allocation and estimated useful lives are as follows:

                                                     Estimated     Twelve Month
                                    Allocation of    Useful Life   Depreciation
                                    Purchase Price    In Years     Adjustment **

         Buildings                  $264,712,528        35            $3,937,223
         Other Improvements           16,623,950        15               576,935
         Land                         43,179,203       N/A                    --
                                    ------------                      ----------
                                    $324,515,681                      $4,514,158
                                    ============                      ==========

** The Acquisitions Previously Reported were purchased by the Trust at various times during 1994. The depreciation expense adjustment is computed for each property based on the number of days not owned by the Trust during 1994. The weighted average number of days the properties were not owned by the Trust during 1994 was 190.01 days (out of 365 days).

(9) To record interest expense on the Acquisition Previously Reported on Forms 8-K dated April 15, 1994, May 17, 1994, May 26, 1994, September 1, 1994 and October 14, 1994 at market interest rates available to the Trust at the time of each respective acquisition with debt aggregating $237,591,416 and a weighted average interest rate of 5.7492% which was assumed to have been used as follows: (i) variable-rate bank debt aggregating $161,147,168 used to fund the acquisitions at market interest rates available to the Trust at the time of each respective acquisition, (ii) fixed-rate medium-term notes payable aggregating $39,827,598, (iii) the assumption of fixed-rate mortgage notes payable aggregating $30,646,650 and (iv) the assumption of a fixed-rate tax-exempt bond in the amount of $5,970,000. The acquisitions previously reported were purchased by the Trust at various times during 1994. The interest expense adjustment is computed for each property based on the number of days not owned by the Trust during 1994. The weighted average number of days the properties were not owned by the Trust during 1994 was 199.08 days (out of 365 days).

(10) Reflects the reduction of interest income associated with the use of short-term investments to acquire the Portfolio Acquisition (as previously reported on form 8-K dated May 26, 1994), Regatta Shores Apartments (as previously reported on Form 8-K dated September 1, 1994) and for the acquisition of Mediterranean Village Apartments, Briar Club Apartments, Covington Crossing Apartments and Hunters Trace Apartments (as previously reported on Form 8-K dated October 14, 1994) at market interest rates in effect at the time of the acquisition.

                                                          #Days        Interest
                                 Short-term   Interest   Interest      Income
         Property                Investment     Rate     Adjustment   Adjustment
         ----------             ------------ ---------   -----------  ----------
         Regatta Shores         $  7,364,376    4.50%      8/365      $    7,263
         Mediterranean Village    14,003,901    5.10%      3/365           5,870
         Briar Club, Covington
           Crossing and Hunters
              Trace               15,057,181    5.30%      4/365           8,745
         Portfolio Acquisition    80,000,000    5.06%      8/365          88,723
                                ------------                          ----------
                                $116,425,458                          $  110,601
                                ============                          ==========

(11) Reflects the net decrease in property management fees for the Acquisitions Previously Reported on Form 8-K dated June 30, 1995. The Trust internally manages its apartment properties at a cost of approximately 3.5% of rental income. The Trust uses 98% of the amount reported as rental income in calculating the property management fee, as 2% of the amount reported as rental income is assumed to be other income which is not subject to management fee.

(12) Reflects the net adjustments to depreciation expense to record the Acquisitions Previously Reported on Form 8-K dated June 30, 1995 at the beginning of each period presented. Depreciation is computed on a straight-line basis over the estimated useful lives of the related assets. Buildings have been depreciated over 35 years and other improvements of 15 years based upon the initial cost of the Acquisitions Previously Reported on Form 8-K dated June

         30, 1995 of $65.7 million. The allocation and estimated useful lives are as follows:

                                           Estimated    Twelve
                                            Useful      Months      Nine Months
                            Allocation of    Life     Depreciation  Depreciation
                            Purchase Price  In Years  Adjustment**  Adjustment**

         Building            $50,495,338      35       $1,442,724    $492,931
         Other Improvements    2,916,939      15          194,463      66,441
         Land                 12,292,524     N\A               --          --
                              ----------               ------------ -----------
                             $65,704,801               $1,637,187    $559,372
                             ===========               ============ ===========


** The Acquisitions Previously Reported on Form 8-K Dated June 30, 1995 were purchased by the Trust on May 4, 1995, as such, the depreciation adjustment for the nine months ended September 30, 1995 is computed for the 123 day period (out of 360 days) the properties were not owned by the Trust. The twelve months ended December 31, 1994 includes a pro forma adjustment for the full year.

 (13) Reflects the adjustment to net income to record dividends paid to preferred shareholders on 2,719,412 shares of preferred stock in calculating net income available to common shareholders for the 114 day period (out of 365 days) from the period January 1, 1995 to April 24, 1995 for the nine months ended September 30, 1995. The twelve months ended December 31, 1994 includes a pro forma adjustment for the full year.

(14)     Reflects the net decrease in property  management fees for the
         properties.   The  Trust  internally   manages  its  apartment
         properties at a cost of approximately 3.5% of rental income. The Trust uses 98% of the amount reported as rental income in calculating the property management fee, as 2% of the amount reported as rental income is assumed to be other income which is not subject to management fee.

(15) Reflects the net adjustments to depreciation expense to record the properties at the beginning of each period presented. Depreciation is computed on a straight-line basis over the estimated useful lives of the related assets. Buildings have been depreciated over 35 years and other improvements of 15 years based upon the initial cost of the properties of $32.9 million. The allocation and estimated useful lives are as follows:

                              Estimated     Useful    Twelve Month  Nine Month
                            Allocation of    Life     Depreciation  Depreciation
                            Purchase Price  In Years  Adjustment**  Adjustment**
         Building            $25,438,503       35      $726,814       $442,549
         Other Improvements    2,138,662       15       142,577         86,814
                  Land         5,290,780       N\A           --             --
                             -----------              ------------  ------------
                             $32,867,945               $869,391       $529,363
                             ===========              ============  ============

** The Acquisitions Previously reported on Form 8-K Dated December 28, 1995 were purchased by the Trust at various times during the second and third quarters of 1995. The depreciation adjustment is computed for each property based on the number of days the properties were not owned by the Trust. The weighted average number of days the properties were not owned by the Trust during 1995 was 219.20 days (out of 360 days). The twelve months ended December 31, 1994 includes a pro forma adjustment for the full year.

(16) Reflects the additional interest expense associated with the acquisition of the properties as follows: (i) variable-rate bank debt aggregating $2.7 million used to fund the acquisitions at assumed interest rates equal to market rates in effect at the time of each respective acquisition and the assumption of (ii) the assumption of a fixed-rate a mortgage note in the amount of $3.3 million bearing interest of 7.6% in connection with the acquisition of Marble Hill Apartments and (iii) the assumption of a $5.6 million variable-rate tax-exempt housing bond bearing interest of 5.14% in connection with the acquisition of Andover Place Apartments.


                                                                Twelve Month   Nine Month
                                             Amount   Interest    Interest      Interest
         Property       Type of Debt          Debt      Rate    Adjustment**  Adjustment**
         Marble Hill    Bank Debt         $ 2,629,662  6.48%     $170,402       $126,517
         Marble Hill    Mortgage Debt       3,344,066  7.60%      254,149        188,697
         Andover Place  Bank Debt              46,284  6.48%        2,999          2,227
         Andover Place  Tax-Exempt Bonds    5,620,000  5.14%      288,868        214,475
                                          -----------  -----     --------       --------
                                          $11,640,012            $716,418       $531,916
                                          ===========            ========       ========


** For the nine months ended September 30, 1995, the interest expense adjustment is for 271 days (based on a 365 day year) as the properties were purchased on September 28, 1995. The twelve months ended December 31, 1994 includes a pro forma adjustment for the full year.

(17) Reflects the adjustment to net income to record dividends paid to preferred shareholders on 878,589 shares of preferred stock in calculating net income available to common shareholders for the 114 day period (out of 365 days) from January 1, 1995 to April 24, 1995 assumed to have been used to acquire Hunters Ridge Apartments and Mallards of Wedgewood Apartments. The twelve months ended December 31, 1994 includes a pro forma adjustment for the full year.

(18) Reflects the reduction of interest income associated with the use of short-term investments to acquire the Hunters Ridge Apartments (66 of the 365 days during 1995) and Mallards of Wedgewood Apartments (93 of the 365 days during 1995) at market interest rates in effect at the time of the acquisition. As discussed in the "Basis of Presentation", Hunters Ridge Apartments and Mallards of Wedgewood Apartments were assumed to have been acquired with 878,589 shares of the preferred stock. The net proceeds from the sale of the preferred stock were received on April 24, 1995 and were temporarily invested in short-term investments until such time as these acquisitions occurred.

                                    Purchase       Interest      Interest Income
         Property                    Price           Rate          Adjustment

         Hunters Ridge            $13,403,983        6.17%          $149,544
         Mallards of Wedgewood      7,823,950        6.00%           119,610
                                  -----------                       --------
                                  $21,227,933                       $269,154
                                  ===========                       ========

19. Represents the adjustment to the weighted average number of common shares outstanding to account for the sale of 8,479,400 shares of common stock in a public offering at $14.25 per share on June 22, 1994, as if the sale had occurred on January 1, 1994. Net proceeds from the sale were used to acquire 21 apartment properties included in a 25 property portfolio as reported to the Securities and Exchange Commission on Form 8-K Dated May 26, 1994.




                       UNITED DOMINION REALTY TRUST, INC.
            CONSOLIDATED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994
                                  (UNAUDITED)
                (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE DATA)

                                                                 ACQUISITIONS
                                                                  PREVIOUSLY
                                                                  REPORTED ON
                                                                FORMS 8-K DATED
                                                                APRIL 15, 1994,
                                                                 MAY 17, 1994,           1994                       ACQUISITIONS
                                                                 MAY 26, 1994,        ACQUISITIONS   PRO FORMA       REPORTED ON
                                                             SEPTEMBER 1, 1994 AND     PRO FORMA     BEFORE 1995   FORM 8-K DATED
                                              HISTORICAL (1)  OCTOBER 14, 1994 (2)    ADJUSTMENTS   ACQUISITIONS  JUNE 30, 1995 (3)
                                              ------------     ------------------     -----------   ------------- ----------------
REVENUES

   Rental ncome                                  $139,972                $27,128                        $167,100        $11,095
   Interest income                                    756                                 (111)(10)          645
                                              ------------     ------------------     -----------   ------------- --------------
                                                  140,728                 27,128          (111)          167,745         11,095

EXPENSES
   Rental expenses:

         Utilities                                 11,206                  2,019                          13,225            681
         Repairs & maintenance                     21,216                  4,205                          25,421          1,453
         Real estate taxes                          9,658                  2,296                          11,954            741
         Property management                        4,645                  1,304         ($328)(6)         5,621            441
         Other operating expenses                  12,141                  3,629          (277)(7)        15,493          1,144
   Depreciation of real estate owned               28,729                                4,514 (8)        33,243
   Interest                                        28,521                                7,450 (9)        35,971
   General and administrative                       4,803                                                  4,803
   Other depreciation and amortization                691                                                    691
                                              ------------     ------------------     -----------   ------------- --------------
                                                  121,610                 13,453        11,359           146,422          4,460

Income before gains (losses) on
  sales of investments
  and extraordinary item                           19,118                 13,675       (11,470)           21,323          6,635

Gains (losses) on sales of investments                108                                                    108
                                              ------------     ------------------     -----------   ------------- --------------
Income before extraordinary item                   19,226                 13,675       (11,470)           21,431          6,635
Extraordinary item - early extinguishment
   of debt                                            (89)                                                   (89)
                                              ------------     ------------------     -----------   ------------- --------------
Net income                                         19,137                 13,675       (11,470)           21,342          6,635
Dividends to preferred shareholders                    --                                                      0
                                              ============     ==================     ===========   ============= ==============
Net income available to common shareholders       $19,137                $13,675      ($11,470)          $21,342         $6,635
                                              ============     ==================     ===========   ============= ==============


Net income per common share                         $0.41                                                  $0.43
                                              ============                                          =============

Distributions declared per common share             $0.78                                                  $0.78
                                              ============                                          =============

Weighted average number of common shares
   outstanding                                     46,182                  4,022 (19)                     50,204









                                                                ACQUISITIONS
                                                                 PREVIOUSLY
                                            JUNE 30, 1995        REPORTED ON        DECEMBER 28, 1995
                                              PRO FORMA        FORM 8-K DATED          PRO FORMA            PRO
                                             ADJUSTMENTS     DECEMBER 28, 1995 (4)     ADJUSTMENTS          FORMA
                                             -------------    -----------------       --------------      ---------
REVENUES

   Rental ncome                                                          $5,641                            $183,836
   Interest income                                                                                              645
                                             --------------     ---------------       --------------      ---------
                                                         0                5,641                   0         184,481

EXPENSES
   Rental expenses:

         Utilities                                                          409                              14,315
         Repairs & maintenance                                              983                              27,857
         Real estate taxes                                                  466                              13,161
         Property management                          ($60)(11)             251                ($58)(14)      6,195
         Other operating expenses                                           982                              17,619
   Depreciation of real estate owned                 1,637 (12)                                 869 (15)     35,749
   Interest                                                                                     716 (16)     36,687
   General and administrative                                                                                 4,803
   Other depreciation and amortization                                                                          691
                                             --------------     ---------------       --------------      ---------
                                                     1,577                3,091               1,527         157,077

Income before gains (losses) on
    sales of investments
    and extraordinary item                          (1,577)               2,550              (1,527)         27,404

Gains (losses) on sales of investments                                                                          108
                                             --------------     ---------------       --------------      ---------
Income before extraordinary item                    (1,577)               2,550              (1,527)         27,512
Extraordinary item - early extinguishment
   of debt                                                                                                      (89)
                                             --------------     ---------------       --------------      ---------
Net income                                          (1,577)               2,550              (1,527)         27,423
Dividends to preferred shareholders                  6,289 (13)                               2,031 (17)      8,320
                                             ==============     ===============       ==============      =========
Net income available to common shareholders         ($7,866)             $2,550             ($3,558)        $19,103
                                             ==============     ===============       ==============      =========

Net income per common share                                                                                   $0.38
                                                                                                          =========

Distributions declared per common share                                                                       $0.78
                                                                                                          =========

Weighted average number of common shares
   outstanding                                                                                               50,204


SEE ACCOMPANYING NOTES.

                       UNITED DOMINION REALTY TRUST, INC.
            CONSOLIDATED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                                  (UNAUDITED)
                (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE DATA)

                                                         ACQUISITIONS
                                                          PREVIOUSLY
                                                          REPORTED ON                       ACQUISITIONS     DECEMBER 28,
                                                           FORM 8-K         JUNE 30, 1995   REPORTED ON          1995
                                                            DATED            ACQUISITIONS   FORM 8-K DATED    ACQUISITIONS
                                             HISTORICAL    JUNE 30,            PRO FORMA     DECEMBER 28,      PRO FORMA       PRO
                                                 (1)       1995 (3)         ADJUSTMENTS (5)    1995 (4)       ADJUSTMENTS     FORMA
                                             ----------  -----------------  --------------- --------------  -------------   -------

INCOME
    Rental Income                             $143,082      $2,849              $1,045          $3,670                     $150,646
    Interest income                              1,031                               0                         (269)(18)        762
                                             ---------     ----------         -------------  -------------  -----------    --------
                                               144,113       2,849               1,045           3,670         (269)        151,408
EXPENSES
    Rental expenses:
          Utilities                             10,627         174                  64             256                       11,121
          Repairs & maintenance                 22,493         268                  98             627                       23,486
          Real estate taxes                     10,115         184                  67             320                       10,686
          Property management                    4,153         113                  20 (11)        171         ($45)(14)      4,412
          Other operating expenses              12,631         289                 106             555                       13,581
    Depreciation of real estate owned           28,545                             559 (12)                     529 (15)     29,633
    Interest                                    30,563                                                          532 (16)     31,095
    General and administrative                   3,771                                                                        3,771
    Other depreciation and amortization            835                                                                          835
                                             ---------     ----------         -------------  -------------  ------------   --------
                                               123,733       1,028                 914           1,929        1,016         128,620

Income before gains (losses) on sales of
   investments and extraordinary item           20,380       1,821                 131           1,741       (1,285)         22,788

Gains (losses) on sales of investments           4,844                                                                        4,844
                                             ----------    ----------         -------------  ------------- -------------   --------
Net income                                      25,224       1,821                 131           1,741       (1,285)         27,632
Dividends to preferred shareholders              4,209                           1,964 (13)                     635 (17)      6,808
                                             ----------    ----------         -------------  ------------- ------------    --------
Net income available to common shareholders   $ 21,015      $1,821             ($1,833)         $1,741      ($1,920)       $ 20,824
                                             ==========    ==========         =============  ============= =============   ========


Net income per common share                   $   0.41                                                                     $   0.40
                                             ==========                                                                    ========
Distributions declared per common share       $   0.675                                                                    $  0.675
                                             ==========                                                                    ========


Weighted average number of common shares
   outstanding                                  51,597                                                                       51,597



SEE ACCOMPANYING NOTES.